Page 125
                                                                      Exhibit 21

                            NSI LIST OF SUBSIDIARIES

Registrant - National Service Industries, Inc.

Registrant owns, directly or indirectly, the following subsidiaries and other affiliates:

                                                                                                                 State or Other
                                                                                                                 Jurisdiction
                                                                                                                 of
                                                                                                                 Incorporation
Subsidiary  or Affiliate                                                          Principal Location             or Organization
------------------------                                                          --------------------------     -------------------
Antique Street Lamps, Inc. ....................................................   Brownsville, Texas             Texas
C&G Carandini SA ..............................................................   Barcelona, Spain               Spain
Castlight de Mexico, S.A. de C.V ..............................................   Matamoros, Tamaulipas          Mexico
Enforcer Products, Inc. .......................................................   Atlanta, Georgia               Georgia
Graham International B.V ......................................................   Bergen op Zoom, Holland        Netherlands
HSA Acquisition Corporation ...................................................   Columbus, Ohio                 Ohio
Holophane S.A. de C.V .........................................................   Tultitlan, Mexico City         Mexico
Holophane Alumbrado Iberica S.r.l .............................................   Barcelona, Spain               Spain
Holophane Australia Corporation Pty Ltd. ......................................   New South Wales, Australia     Australia
Holophane Canada, Inc. ........................................................   Brampton, Ontario              Canada
Holophane Corporation .........................................................   Columbus, Ohio                 Delaware
Holophane Europe Ltd. .........................................................   Milton Keynes, England         United Kingdom
Holophane International, Inc. .................................................   Bridgetown, Barbados           Barbados
Holophane Lichttechnik GmbH ...................................................   Dusseldorf, Germany            Germany
Holophane Lighting Ltd. .......................................................   Milton Keynes, England         United Kingdom
Holophane Market Development Corp. ............................................   Grand Cayman, Cayman Islands   British West Indies
ID Limited ....................................................................   Douglas, Isle of Man           Isle of Man
Kem Europa B.V ................................................................   Bergen op Zoom, Holland        Netherlands
Keplime B.V ...................................................................   Bergen op Zoom, Holland        Netherlands
Keplime Ltd. ..................................................................   London, England                United Kingdom
Lithonia Lighting Mexico S.A. de C.V ..........................................   Monterrey, Nuevo Leon          Mexico
Lithonia Lighting Servicios S.A. de C.V .......................................   Monterrey, Nuevo Leon          Mexico
Luxfab Ltd. ...................................................................   Milton Keynes, England         United Kingdom
MetalOptics, Inc. .............................................................   Austin, Texas                  Texas
National Service Industries, Inc. .............................................   Atlanta, Georgia               Georgia
NSI Enterprises, Inc. .........................................................   Atlanta, Georgia               California
NSI Export Ltd. ...............................................................   Bridgetown, Barbados           Barbados
NSI Holdings, Inc. ............................................................   Montreal, Quebec, Canada       Canada
NSI Insurance (Bermuda) Ltd. ..................................................   Hamilton, Bermuda              Bermuda
NSI International Pty Ltd. ....................................................   Melbourne, Australia           Australia
NSI Leasing, Inc. .............................................................   Atlanta, Georgia               Delaware
NSI Realty, L.P. ..............................................................   Atlanta, Georgia               Texas
NSI Services, L.P. ............................................................   Atlanta, Georgia               Georgia
Productos Lithonia Lighting de Mexico, S.A. de C.V ............................   Monterrey, Nuevo Leon          Mexico
Produits de Maintenance et de Proprete Industrielle SARL                          Nogent-le-Roi, France          France
Selig Company of Puerto Rico, Inc. ............................................   Atlanta, Georgia               Puerto Rico
Unique Lighting Solutions Pty Ltd. ............................................   New South Wales, Australia     Australia
ZEP Belgium S.A ...............................................................   Brussels, Belgium              Belgium
ZEP Europe B.V ................................................................   Bergen op Zoom, Holland        Netherlands
ZEP FRANCE S.A.R.L ............................................................   Nogent-le-Roi, France          France
Zep Industries S.A.S ..........................................................   Nogent-le-Roi, France          France
Zep Industries, S.A. (formerly Zep S.A.) ......................................   Bern, Switzerland              Switzerland
Zep Industries B.V. (formerly Chemical Specialties) ...........................   Bergen op Zoom, Holland        Netherlands
Zep International Pty Ltd. ....................................................   Melbourne, Australia           Australia
Zep Italia S.r.l ..............................................................   Aprilia, Italy                 Italy
Zep Manufacturing B.V .........................................................   Bergen Op Zoom, Holland        Netherlands
Zep Manufacturing Company .....................................................   Santa Clara, California        Delaware

The consolidated financial statements include the accounts of all subsidiaries and affiliates.